UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number (811-07444)

American Strategic Income Portfolio Inc. III

(Exact name of registrant as specified in charter)

800 Nicollet Mall

Minneapolis, MN 55402

(Address of principal executive offices) (Zip code)

Jill M. Stevenson

800 Nicollet Mall Minneapolis, MN 55402

(Name and address of agent for service)

800-677-3863

Registrant’s telephone number, including area code

Date of fiscal year end: 08/31/12

Date of reporting period: 11/30/11

Item 1. Schedule of Investments.

Schedule of Investments     |     November 30, 2011 (unaudited)

American Strategic Income Portfolio III (CSP)

DESCRIPTION	DATE ACQUIRED	PAR	COST	FAIR VALUE ¶
(Percentages of each investment category relate to total net assets)

Whole Loans ¥ p — 86.4%
Commercial Loans — 55.4%
150 North Pantano I, Tucson, AZ, 5.90%, 2/1/10 ¶ § ¿	1/4/05	$3,525,000	$3,525,000	$1,963,425
150 North Pantano II, Tucson, AZ, 14.88%, 2/1/10 ¶ § ¿	1/4/05	440,000	440,259	167,380
8324 East Hartford Drive I, Scottsdale, AZ, 4.90%, 5/1/20 ¶	4/8/04	3,220,015	3,369,044	3,197,153
Academy Spectrum, Colorado Springs, CO, 7.73%, 5/1/09 § ¿	12/18/02	4,959,112	5,276,295	2,762,225
Allegiance Health, Jackson, MI, 5.88%, 1/1/21 ß	12/28/10	8,418,291	8,418,291	8,383,203
Alliant University, Fresno, CA, 5.90%, 8/1/12 ß	7/12/06	2,712,507	2,712,507	2,712,507
Apple Blossom Convenience Center, Winchester, VA, 6.58%, 8/1/12 ¶ ß	7/9/07	2,150,000	2,150,000	2,171,500
Biltmore Lakes Corporate Center, Phoenix, AZ, 4.88%, 9/1/14 ¶	8/2/04	1,699,365	1,699,365	1,699,365
Carrier 360 I, Grand Prairie, TX, 4.90%, 1/1/12 ¶ ß	6/28/04	3,104,381	3,104,381	3,104,381
Carrier 360 II, Grand Prairie, TX, 4.88%, 1/1/12 ¶	12/16/05	324,286	324,286	324,286
First Colony Marketplace, Sugar Land, TX, 6.43%, 8/1/12 ¶ ß	8/15/07	10,600,000	10,600,000	10,600,000
France Avenue Business Park II, Brooklyn Center, MN, 7.40%, 10/1/12 ß	9/12/02	4,132,008	4,132,008	4,173,328
France Avenue Business Park II (second), Brooklyn Center, MN, 7.38%, 10/1/12 ¶	1/17/08	600,000	600,000	606,000
Jilly’s American Grill, Scottsdale, AZ, 6.88%, 9/1/11 ¶ §	8/19/05	1,810,000	1,810,000	1,810,000
La Cholla Plaza I, Tucson, AZ, 3.43%, 8/1/09 ¶ § ¿ß r	7/26/06	11,135,604	11,135,604	9,885,220
La Cholla Plaza II, Tucson, AZ, 14.88%, 8/1/09 ¶ § ¿	7/26/06	1,389,396	1,389,396	716,566
NCH Commercial Pool I, Tucson, AZ, 11.93%, 4/1/10 ¶ § ¿	3/27/07	5,500,000	5,500,000	41,663
NCH Commercial Pool II, Phoenix, AZ, 11.93%, 1/1/11 ¶ § ¿	12/4/07	14,000,000	14,120,383	7,798,000
Noah’s Ark Self Storage, San Antonio, TX, 6.48%, 9/1/11 ¶ §	8/24/07	2,350,000	2,350,000	2,177,555
North Austin Business Center, Austin, TX, 5.65%, 11/1/18 ß	10/29/04	3,578,102	3,578,102	3,618,610
Outlets at Casa Grande I, Casa Grande, AZ, 5.93%, 7/1/13 ¶	2/27/06	3,000,000	3,096,243	3,000,000
Paradise Boulevard, Albuquerque, NM, 6.50%, 4/1/17 ¶ ß	3/26/07	4,600,000	4,600,000	4,830,000
RealtiCorp Fund III, Orlando/Crystal River, FL, 5.93%, 7/1/14 ¶	2/28/06	3,972,755	3,972,755	3,972,755
Silver Star Storage, Austin, TX, 6.40%, 4/1/11 § ¿	3/25/08	4,056,250	4,056,250	2,866,065
Spa Atlantis, Pompano Beach, FL, 6.93%, 8/1/14 ¶	9/30/05	11,000,000	11,000,000	10,080,103
Tatum Ranch Center, Phoenix, AZ, 6.15%, 10/1/15 ¶ ß	8/25/04	3,204,207	3,204,207	3,204,207
			116,164,376	95,865,497
Multifamily Loans — 31.0%
Avalon Hills I, Omaha, NE, 6.93%, 3/1/12 ¶ ß	3/1/07	10,720,000	10,720,000	10,720,000
Avalon Hills II, Omaha, NE, 9.88%, 3/1/12 ¶ R S	3/1/07	2,448,800	2,448,800	1,936,352
Chateau Club Apartments I, Athens, GA, 6.43%, 12/1/12 ¶ ¿	12/20/07	6,000,000	6,000,000	4,090,086
Chateau Club Apartments II, Athens, GA, 6.88%, 12/1/12 ¶ R S	12/20/07	2,991,624	2,991,624	1,312,536
Country Villa Apartments, West Lafayette, IN, 6.90%, 9/1/13 ß	8/29/03	2,347,334	2,347,334	2,394,280
Courtyards at Mesquite I, Mesquite, TX, 6.53%, 11/1/09 § ¿	10/14/05	7,389,373	7,389,373	4,115,881
Courtyards at Mesquite II, Mesquite, TX, 7.90%, 11/1/09 ¶ § R S	10/14/05	2,850,000	2,850,000	1,251,073
El Dorado Apartments I, Tucson, AZ, 7.15%, 9/1/12 ß	8/26/04	2,444,926	2,445,865	2,381,945
El Dorado Apartments II, Tucson, AZ, 7.13%, 9/1/12	8/26/04	479,837	479,837	397,031
Geneva Village Apartments I, West Jordan, UT, 7.00%, 1/1/14 ß	12/24/03	957,559	957,559	976,710
Geneva Village Apartments II, West Jordan, UT, 9.88%, 1/1/13	12/24/03	14,797	14,797	13,887
Good Haven Apartments I, Dallas, TX, 5.43%, 9/1/07 ¶ § ¿ r	8/24/04	6,737,000	6,737,000	3,558,949
Good Haven Apartments II, Dallas, TX, 14.88%, 9/1/07 ¶ § ¿	8/24/04	842,000	842,000	202,773
Good Haven Apartments III, Dallas, TX, 14.88%, 5/1/09 ¶ § ¿	7/3/08	694,096	694,096	138,278
Meadowview Village Apartments I, West Jordan, UT, 7.00%, 1/1/14	12/24/03	695,002	695,002	708,902
Meadowview Village Apartments II, West Jordan, UT, 9.88%, 1/1/13	12/24/03	14,798	14,798	13,887
Montevista Apartments, Fort Worth, TX, 7.43%, 9/1/12 ¶ R S	8/30/07	7,308,000	7,308,000	4,964,127
NCH Multifamily Pool, Oklahoma City, OK, 11.93%, 11/1/09 ¶ § ¿	10/17/06	4,993,450	4,993,450	39,888
Parkway Village Apartments I, West Jordan, UT, 7.00%, 1/1/14	12/24/03	652,452	652,452	665,501
Parkway Village Apartments II, West Jordan, UT, 9.88%, 1/1/13	12/24/03	14,798	14,798	13,820
Plantation Pines I, Tyler, TX, 6.59%, 2/1/10 ¶ § ß	1/17/07	3,328,000	3,328,000	3,328,000

FIRST AMERICAN MORTGAGE FUNDS    |    2011 QUARTERLY REPORT

Schedule of Investments     |     November 30, 2011 (unaudited)

American Strategic Income Portfolio III (CSP)

DESCRIPTION	DATE ACQUIRED	PAR/SHARES	COST	FAIR VALUE ¶
Plantation Pines II, Tyler, TX, 10.57%, 2/1/10 ¶ § ¿	1/17/07	$416,000	$416,000	$241,725
RiverPark Land Lot III, Oxnard, CA, 6.90%, 3/1/12 ¶	10/9/07	3,650,000	3,650,000	3,078,833
Villas of Woodgate, Lansing, MI, 6.40%, 2/1/12 ß	2/1/07	3,448,147	3,448,147	3,448,147
Whispering Oaks I, Little Rock, AR, 6.93%, 2/1/12 ¶ ¿	1/10/07	5,800,000	5,831,627	3,230,600
Whispering Oaks II, Little Rock, AR, 9.88%, 2/1/12 ¶ R S	1/10/07	2,636,000	2,636,000	473,033
			79,906,559	53,696,244

Total Whole Loans			196,070,935	149,561,741

Corporate Notes ¥ ¶ — 12.2%
Fixed Rate — 12.2%
Sarofim Brookhaven, 7.00%, 1/1/12	12/21/07	10,040,375	10,040,375	10,040,375
Stratus Properties IV, 8.75%, 6/30/13	12/1/06	7,000,000	7,000,000	7,140,000
Stratus Properties VI, 8.75%, 12/31/12	6/1/07	4,000,000	4,000,000	4,000,000

Total Corporate Notes			21,040,375	21,180,375

Private Mortgage-Backed Security ¥ V — 0.0%
Fixed Rate — 0.0%
First Gibraltar, Series 1992-MM, Class B, 6.06%, 10/25/21	7/30/93	54,226	37,791	—

U.S. Government Agency Mortgage-Backed Securities a — 11.5%
Fixed Rate — 11.5%
Federal Home Loan Mortgage Corporation,
5.50%, 1/1/18, #E93231		1,129,757	1,147,041	1,223,202
9.00%, 7/1/30, #C40149		129,638	132,200	153,421
5.00%, 5/1/39, #G05430		3,195,404	3,274,660	3,421,293
Federal National Mortgage Association,
6.00%, 10/1/16, #607030		72,955	73,129	79,046
5.50%, 2/1/17, #623874		127,042	126,903	137,649
5.50%, 6/1/17, #648508		113,499	113,767	123,046
5.00%, 9/1/17, #254486		158,082	158,286	170,688
5.00%, 11/1/17, #657356		253,908	254,566	274,156
6.50%, 6/1/29, #252497		328,765	327,134	373,618
7.50%, 5/1/30, #535289		69,823	68,080	81,719
8.00%, 5/1/30, #538266		25,357	25,119	29,768
8.00%, 6/1/30, #253347		77,078	76,353	90,486
5.00%, 12/1/35, #995317		4,702,094	4,838,372	5,060,734
5.00%, 7/1/39, #935512		1,687,673	1,719,452	1,815,341
5.00%, 7/1/39, #AA9716		6,420,134	6,588,221	6,905,800

Total U.S. Government Agency Mortgage-Backed Securities			18,923,283	19,939,967

Commercial Mortgage-Backed Securities ¶ r a — 4.6%
Other — 4.6%
Banc of America Commercial Mortgage, Series 2005-4, Class A5B, 5.00%, 7/10/45		6,400,000	4,218,774	6,314,944
LB-UBS Commercial Mortgage Trust, Series 2008-C1, Class A2, 6.15%, 4/15/41		1,500,000	1,046,832	1,632,731

Total Commercial Mortgage-Backed Securities			5,265,606	7,947,675

Preferred Stocks — 24.7%
Real Estate Investment Trusts — 24.7%
BRE Properties, Series D ☒		5,250	104,317	133,055
CommonWealth, Series E		41,115	999,917	995,805
Duke Realty, Series J ☒		56,556	1,203,278	1,382,087
Duke Realty, Series O ☒		78,000	1,992,900	2,028,780
Equity Residential Properties, Series N ☒		62,700	1,497,705	1,583,802
Kimco Realty, Series F ☒		163,000	3,797,000	4,068,317
Kimco Realty, Series G ☒		114,700	2,796,559	2,946,643

FIRST AMERICAN MORTGAGE FUNDS    |    2011 QUARTERLY REPORT

Schedule of Investments     |     November 30, 2011 (unaudited)

American Strategic Income Portfolio III (CSP)

DESCRIPTION	SHARES	COST	FAIR VALUE ¶
National Retail Properties, Series C ☒	10,000	$253,000	$250,313
ProLogis, Series L ☒	161,320	3,718,236	3,861,597
ProLogis, Series O ☒	9,613	240,325	236,420
ProLogis, Series S ☒	8,300	174,300	201,441
PS Business Parks, Series H ☒	26,520	530,400	664,830
PS Business Parks, Series I ☒	94,300	1,634,731	2,381,075
PS Business Parks, Series M ☒	26,520	546,312	671,287
PS Business Parks, Series O ☒	100,000	2,050,000	2,518,750
PS Business Parks, Series P ☒	8,200	157,194	204,508
Public Storage, Series A ☒	38,000	921,909	965,200
Public Storage, Series C ☒	30,000	626,100	761,370
Public Storage, Series E ☒	9,300	186,000	236,769
Public Storage, Series L ☒	20,000	430,000	507,400
Public Storage, Series X ☒	74,000	1,786,319	1,875,900
Public Storage, Series Z ☒	30,000	746,643	758,970
Realty Income, Series D ☒	97,500	2,474,125	2,553,525
Realty Income, Series E ☒	36,520	824,632	925,556
Regency Centers, Series D ☒	16,000	398,400	399,840
Vornado Realty, Series E ☒	7,400	186,598	188,700
Vornado Realty, Series F ☒	7,800	164,970	196,950
Vornado Realty, Series H ☒	163,000	2,771,000	4,063,590
Weingarten Realty Investors, Series D ☒	79,170	1,757,574	1,914,331
Weingarten Realty Investors, Series F ☒	131,000	2,907,400	3,170,200

Total Preferred Stocks		37,877,844	42,647,011

Total Unaffiliated Investments		279,215,834	241,276,769
Real Estate Owned ¥ ● — 3.7%
Fairview Business Park, Salem, OR		7,387,327	4,086,836
Memphis Medical Building, Memphis, TN		2,460,120	2,367,250

Total Real Estate Owned		9,847,447	6,454,086

Short-Term Investment — 1.1%
First American Prime Obligation Fund, Class Z, 0.04% W	1,848,039	1,848,039	1,848,039

Total Investments ▲ — 144.2%		$290,911,320	$249,578,894

Other Assets and Liabilities, Net — (44.2)%			(76,521,196)

Total Net Assets — 100.0%			$173,057,698

FIRST AMERICAN MORTGAGE FUNDS    |    2011 QUARTERLY REPORT

Schedule of Investments     |     November 30, 2011 (unaudited)

American Strategic Income Portfolio III (CSP)

¶	The fund’s investments in whole loans (multifamily and commercial), are generally not traded in any organized market and therefore, market quotations are not readily available. These investments are valued at fair value according to procedures adopted by the fund’s board of directors. Pursuant to these procedures, these investments are initially fair valued at cost as this approximates fair value and adjusted using a U.S. Bancorp Asset Management, Inc. (“USBAM”) pricing model designed to incorporate, among other things, the present value of the projected stream of cash flows on such investments. The pricing model takes into account a number of relevant factors including the projected rate of prepayments, the delinquency profile, the historical payment record, the expected yield at purchase, changes in prevailing interest rates, and changes in the real or perceived liquidity of whole loans as the case may be. Changes in prevailing interest rates, real or perceived liquidity, yield spreads, and creditworthiness are factored into the pricing model each week. The results of the pricing model may be further subject to price floors given the intrinsic values of the underlying properties subject to the loans and ceilings due to the illiquid nature of the loans. Changes in prevailing interest rates, real or perceived liquidity, yield spreads, and creditworthiness are factored into the pricing model each week. USBAM has modified, and may in the future modify, price floors, price ceilings, and other factors contained in the model in light of changing economic and market conditions. Such modifications will affect the fund’s net asset value.

Certain mortgage loan information is received once a month. This information includes, but is not limited to, the projected rate of prepayments, projected rate and severity of defaults, the delinquency profile, and the historical payment record. Valuations of whole loans are determined no less frequently than weekly. Although USBAM believes the pricing model to be reasonable and appropriate, the actual values that may be realized upon the sale of whole loans can only be determined in negotiations between the fund and third parties.

Security valuations for the fund’s investments (other than whole loans) are generally furnished by an independent pricing service that has been approved by the fund’s board of directors. Investments in equity securities that are traded on a national securities exchange (or reported on the Nasdaq national market system) are stated at the last quoted sales price if readily available for such securities on each business day. For securities traded on the Nasdaq national market system, the fund utilizes the Nasdaq Official Closing Price which compares the last trade to the bid/ask price of a security. If the last trade falls within the bid/ask range, then that price will be the closing price. If the last trade is outside the bid/ask range, and falls above the ask, the ask price will be the closing price. If the last trade is below the bid, the bid will be the closing price. Other equity securities traded in the over-the-counter market and listed equity securities for which no sale was reported on that date are stated at the last quoted bid price. Investments in open-end mutual funds are valued at their respective net asset values on the valuation date.

Debt obligations exceeding 60 days to maturity are valued by an independent pricing service. The pricing service may employ methodologies that utilize actual market transactions, broker-dealer supplied valuations, or other formula-driven valuation techniques. These techniques generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings, and general market conditions. Securities for which prices are not available from an independent pricing service, but where an active market exists, are valued using market quotations obtained from one or more dealers that make markets in the securities or from a widely-used quotation system. Debt obligations with 60 days or less remaining until maturity may be valued at their amortized cost which approximates market value.

The following investment vehicles, when held by the fund, are priced as follows: Exchange listed futures and options on futures are priced at their last sale price on the exchange on which they are principally traded, as determined by USBAM on the day the valuation is made. If there were no sales on that day, futures and options on futures will be valued at the last reported bid price. Options on securities and indices traded on Nasdaq or listed on a stock exchange are valued at the last sale price on Nasdaq or on any exchange on the day the valuation is made. If there were no sales on that day, the options will be valued at the last sale price on the previous valuation date. Last sale prices are obtained from an independent pricing service. Swaps and over-the-counter options on securities and indices are valued at the quotations received from an independent pricing service, if available.

When market quotations are not readily available, securities are internally valued at fair value as determined in good faith by procedures established and approved by the fund’s board of directors. Some of the factors which may be considered in determining fair value are fundamental analytical data relating to the investment; the nature and duration of any restrictions on disposition; trading in similar securities of the same issuer or comparable companies; information from broker-dealers; and an evaluation of the forces that influence the market in which the securities are purchased or sold. If events occur that materially affect the value of securities between the close of trading in those securities and the close of regular trading on the New York Stock Exchange, the securities will be valued at fair value. The use of fair value pricing by the fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without fair value pricing.

In accordance with the valuation procedures adopted by the fund’s board of directors, real estate acquired through foreclosure, if any, is initially valued similar to defaulted multifamily and commercial whole loans. The value is subsequently revised to an estimated market value, as determined by independent third party appraisals, less estimated selling costs.

As of November 30, 2011, the fund held internally fair valued securities which are disclosed in footnote ¥.

¥	Securities purchased as part of a private placement which have not been registered with the U.S. Securities and Exchange Commission under the Securities Act of 1933 and which are considered to be illiquid. These securities are fair valued in accordance with the board approved valuation procedures. On November 30, 2011, the total fair value of these securities was $177,196,202 or 102.4% of total net assets.

p	Interest rates on commercial and multifamily loans are the net coupon rates in effect (after reducing the coupon rate by any mortgage servicing fees paid to mortgage servicers) on November 30, 2011. For participating loans, the rates are based on the annual cash flow payments expected at the time of purchase.

FIRST AMERICAN MORTGAGE FUNDS    |    2011 QUARTERLY REPORT

Schedule of Investments     |     November 30, 2011 (unaudited)

American Strategic Income Portfolio III (CSP)

¶	Interest Only—Represents securities that entitle holders to receive only interest payments on the mortgage. Principal balance on the loan is due at maturity. The interest rate disclosed represents the net coupon rate in effect as of November 30, 2011.

§	Loan has matured and the fund is anticipating payoff or refinancing. Unless disclosed otherwise, the loan continues to make monthly payments.

¿	Loan is currently in default with regards to scheduled interest and/or principal payments.

ß	Securities pledged as collateral for outstanding borrowings under a loan agreement with Massachusetts Mutual Life Insurance Company (“MMLIC”). On November 30, 2011, securities valued at $75,932,038 were pledged as collateral for the following outstanding borrowings:

Amount	Rate*	Accrued Interest
$ 31,700,000	4.25%	$3,742

* Interest rate as of November 30, 2011. Rate is based on one-month London Interbank Offered Rate (“LIBOR”) plus 2.50% subject to a “floor” interest rate of 4.25% and reset monthly.

Description of collateral:

Whole Loans

Allegiance Health, Jackson, MI, 5.88%, 1/1/21, $8,418,291 par

Alliant University, Fresno, CA, 5.90%, 8/1/12, $2,712,507 par

Apple Blossom Convenience Center, Winchester, VA, 6.58%, 8/1/12, $2,150,000 par

Avalon Hills I, Omaha, NE, 6.93%, 3/1/12, $10,720,000 par

Carrier 360 I, Grand Prairie, TX, 4.90%, 1/1/12, $3,104,381 par

Country Villa Apartments, West Lafayette, IN, 6.90%, 9/1/13, $2,347,334 par

El Dorado Apartments I, Tucson, AZ, 7.15%, 9/1/12, $2,444,926 par

First Colony Marketplace, Sugar Land, TX, 6.43%, 8/1/12, $10,600,000 par

France Avenue Business Park II, Brooklyn Center, MN, 7.40%, 10/1/12, $4,132,008 par

Geneva Village Apartments I, West Jordan, UT, 7.00%, 1/1/14, $957,559 par

La Cholla Plaza I, Tucson, AZ, 3.43%, 8/1/09, $11,135,604 par

North Austin Business Center, Austin, TX, 5.65%, 11/1/18, $3,578,102 par

Paradise Boulevard, Albuquerque, NM, 6.50%, 4/1/17, $4,600,000 par

Plantation Pines I, Tyler, TX, 6.59%, 2/1/10, $3,328,000 par

Tatum Ranch Center, Phoenix, AZ, 6.15%, 10/1/15, $3,204,207 par

Villas of Woodgate, Lansing, MI, 6.40%, 2/1/12, $3,448,147 par

The fund has entered into a loan agreement with MMLIC under which MMLIC made a term loan to the fund of $22,750,000, which matures on July 31, 2013, and agreed to make revolving loans to the fund of up to $12,250,000. The fund pays an annual fee of 1.28% on any unused portion of the fund’s revolving loan commitment.

r	Variable Rate Security—The rate shown is the net coupon rate in effect as of November 30, 2011.

R	Participating Loan—A participating loan is one which contains provisions for the fund to participate in the income stream provided by the property, including net cash flows and capital proceeds. Monthly cash flow proceeds are only required to the extent excess cash flow is generated by the property as determined by the loan documents.

S	The participating loan is not currently making monthly cash flow payments or is making cash flow payments of less than original coupon rate disclosed.

V	Non-Income Producing Security—that is not considered to be in default of its original terms.

a	Securities pledged as collateral for outstanding reverse repurchase agreements. On November 30, 2011, securities valued at $27,750,032 were pledged as collateral for the following outstanding reverse repurchase agreements:

Amount	Acquisition Date	Rate*	Due	Accrued Interest	Name of Broker and Description of Collateral
$18,906,738	11/14/11	0.29%	12/14/11	$2,589	(1)
5,494,000	11/15/11	1.46%	2/14/12	3,566	(2)
1,487,000	9/22/11	1.36%	12/22/11	3,932	(3)

$25,887,738				$10,087

*	Interest rate as of November 30, 2011. Rate is based on one-month LIBOR plus a spread and reset monthly.

Name of broker and description of collateral:

FIRST AMERICAN MORTGAGE FUNDS    |    2011 QUARTERLY REPORT

Schedule of Investments     |     November 30, 2011 (unaudited)

American Strategic Income Portfolio III (CSP)

(1)	Goldman Sachs:

Federal Home Loan Mortgage Corporation, 5.50%, 1/1/18, $1,002,660 par

Federal Home Loan Mortgage Corporation, 9.00%, 7/1/30, $129,638 par

Federal Home Loan Mortgage Corporation, 5.00%, 5/1/39, $3,195,404 par

Federal National Mortgage Association, 6.00%, 10/1/16, $72,955 par

Federal National Mortgage Association, 5.50%, 2/1/17, $127,042 par

Federal National Mortgage Association, 5.50%, 6/1/17, $113,499 par

Federal National Mortgage Association, 5.00%, 9/1/17, $158,082 par

Federal National Mortgage Association, 5.00%, 11/1/17, $253,908 par

Federal National Mortgage Association, 6.50%, 6/1/29, $328,765 par

Federal National Mortgage Association, 7.50%, 5/1/30, $69,823 par

Federal National Mortgage Association, 8.00%, 5/1/30, $25,357 par

Federal National Mortgage Association, 8.00%, 6/1/30, $77,078 par

Federal National Mortgage Association, 5.00%, 12/1/35, $4,702,094 par

Federal National Mortgage Association, 5.00%, 7/1/39, $1,687,673 par

Federal National Mortgage Association, 5.00%, 7/1/39, $6,420,134 par

(2)	JP Morgan:

Banc of America Commercial Mortgage Series 2005-4, Class A5B, 5.00%, 7/10/45, $6,400,000 par

(3)	Merrill Lynch, Pierce, Fenner & Smith Incorporated:

LB-UBS Commercial Mortgage Trust, Series 2008-C1, Class A2, 6.15%, 4/15/41, $1,500,000 par

The fund has entered into a lending commitment with Goldman Sachs. The monthly agreement permits the fund to enter into reverse repurchase agreements using U.S. Government Agency Mortgage-Backed Securities as collateral.

The fund has entered into a lending commitment with JP Morgan. The monthly agreement permits the fund to enter into reverse repurchase agreements using Commercial Mortgage-Backed Securities as collateral.

The fund has entered into a lending commitment with Merrill Lynch, Pierce, Fenner & Smith Incorporated. The monthly agreement permits the fund to enter into reverse repurchase agreements using Commercial Mortgage-Backed Securities as collateral.

☒	Securities pledged as collateral for outstanding borrowings under a loan agreement with Bank of America, N.A., London Branch (“BofA”). On November 30, 2011, securities valued at $41,651,206 were pledged as collateral for the following outstanding borrowings:

Amount	Rate*	Accrued Interest
$16,326,606	1.14%	$16,075
2,700,000	1.13%	2,627

$19,026,606		$18,702

*	Interest rate as of November 30, 2011. Rate is based on one-month LIBOR plus 0.90%.

Description of collateral:

Preferred Stocks

BRE Properties, Series D, 5,250 shares

Duke Realty, Series J, 56,556 shares

Duke Realty, Series O, 78,000 shares

Equity Residential Properties, Series N, 62,700 shares

Kimco Realty, Series F, 163,000 shares

Kimco Realty, Series G, 114,700 shares

National Retail Properties, Series C, 10,000 shares

ProLogis, Series L, 161,320 shares

ProLogis, Series O, 9,613 shares

ProLogis, Series S, 8,300 shares

PS Business Parks, Series H, 26,520 shares

PS Business Parks, Series I, 94,300 shares

PS Business Parks, Series M, 26,520 shares

PS Business Parks, Series O, 100,000 shares

PS Business Parks, Series P, 8,200 shares

Public Storage, Series A, 38,000 shares

Public Storage, Series C, 30,000 shares

Public Storage, Series E, 9,300 shares

Public Storage, Series L, 20,000 shares

FIRST AMERICAN MORTGAGE FUNDS    |    2011 QUARTERLY REPORT

Schedule of Investments     |     November 30, 2011 (unaudited)

American Strategic Income Portfolio III (CSP)

Public Storage, Series X, 74,000 shares

Public Storage, Series Z, 30,000 shares

Realty Income, Series D, 97,500 shares

Realty Income, Series E, 36,520 shares

Regency Centers, Series D, 16,000 shares

Vornado Realty Trust, Series E, 7,400 shares

Vornado Realty Trust, Series F, 7,800 shares

Vornado Realty Trust, Series H, 163,000 shares

Weingarten Realty Investors, Series D, 79,170 shares

Weingarten Realty Investors, Series F, 131,000 shares

The fund has entered into a loan agreement with BofA under which BofA has agreed to make a credit facility available up to $20,000,000. Loans made under the loan agreement are secured by the fund’s holdings in REIT preferred stock and bear interest at one-month LIBOR plus 0.90%. The credit facility has an initial term of 180 days and will continue on a revolving basis unless terminated in writing by BofA upon 180 days notice. The fund may borrow and re-borrow under the credit facility without the payment of any penalties.

●	Real Estate Owned. See ¶ footnote above.

W	Investment in affiliated security. This money market fund is advised by U.S. Bancorp Asset Management, Inc., which also serves as advisor for the fund. The rate shown is the annualized seven-day effective yield as of November 30, 2011.

▲	On November 30, 2011, the cost of investments for federal income tax purposes was approximately $290,911,320. The approximate aggregate gross unrealized appreciation and depreciation of investments, based on this cost, were as follows:

Gross unrealized appreciation	$9,050,998
Gross unrealized depreciation	(50,383,424)

Net unrealized depreciation	$(41,332,426)

Summary of Fair Value Exposure

Generally accepted accounting principles (“GAAP”) require disclosures regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or technique. These principles establish a three-tier fair value hierarchy for inputs used in measuring fair value. Fair value inputs are summarized in the three broad levels listed below:

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, with similar interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments). Generally, the types of securities included in Level 3 of the fund are securities that are not traded in any organized market, or for which there are significant unobservable fair value inputs available such as the funds’ investments in whole loans.

The fair value levels are not necessarily an indication of the risk associated with investing in these investments.

As of November 30, 2011, the fund’s investments were classified as follows:

	Level 1	Level 2	Level 3	Total Fair Value
Investments
Whole Loans	$—	$—	$149,561,741	$149,561,741
Corporate Notes	—	—	21,180,375	21,180,375
Private Mortgage-Backed Security †	—	—	—	—
U.S. Government Agency Mortgage-Backed Securities	—	19,939,967	—	19,939,967
Commercial Mortgage-Backed Securities	—	7,947,675	—	7,947,675
Preferred Stocks	42,647,011	—	—	42,647,011
Real Estate Owned	—	—	6,454,086	6,454,086
Short-Term Investment	1,848,039	—	—	1,848,039

Total Investments	$44,495,050	$27,887,642	$177,196,202	$249,578,894

†	This category includes one security classified in Level 2 which is valued at zero.

FIRST AMERICAN MORTGAGE FUNDS    |    2011 QUARTERLY REPORT

Schedule of Investments     |     November 30, 2011 (unaudited)

American Strategic Income Portfolio III (CSP)

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

	Whole Loans	Corporate Notes	Private Mortgage- Backed Security	Real Estate Owned	Total Fair Value
Balance as of August 31, 2011	$155,067,083	$21,180,375	$—	$7,146,517	$183,393,975
Accrued discounts/premiums	—	—	414	(462)	(48)
Realized loss	(3)	—	—	—	(3)
Net change in unrealized appreciation or depreciation	(5,436,547)	—	(414)	526,770	(4,910,191)
Purchases	5,556,631	—	—	127,758	5,684,389
Sales	(5,625,423)	—	—	(1,346,497)	(6,971,920)

Balance as of November 30, 2011	$149,561,741	$21,180,375	$—	$6,454,086	$177,196,202

Net change in unrealized appreciation or depreciation during the period of Level 3 investments held as of November 30, 2011	$(5,436,547)	$—	$(414)	$526,770	$(4,910,191)

During the period ended November 30, 2011, the fund recognized no transfers between valuation levels.

FIRST AMERICAN MORTGAGE FUNDS    |    2011 QUARTERLY REPORT

Item 2. Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

Separate certifications for each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2(a) under the 1940 Act are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

American Strategic Income Portfolio Inc. III

By:	/s/ Joseph M. Ulrey III
Joseph M. Ulrey III President

Date:	January 25, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Joseph M. Ulrey III
Joseph M. Ulrey III
President

Date:	January 25, 2012

By:	/s/ Jill M. Stevenson
Jill M. Stevenson Treasurer

Date:	January 25, 2012